Exhibit 32 - Chief Executive and Financial Officer Certification (Section 906)

CERTIFICATION PURSUANT TO

18 U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, Steve Bergstrom, the undersigned Chief Executive and Financial Officer of Silver Hill Mines, Inc., (the “Company”), herby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2010 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.  A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 12, 2010

By: /s/ Steve Bergstrom

       Steve Bergstrom

       Chief Executive Officer

       Chief Financial Officer